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                                Exhibit 10.13




                                   TERM NOTE


$8,000,000.00                                                 Chicago, Illinois
                                                              March 12, 1997


         FOR VALUE RECEIVED, the undersigned, PETRO-MARK CONVENIENCE STORES, INC., a Colorado corporation ("Borrower"), hereby unconditionally promises to pay to the order of HELLER FINANCIAL, INC. ("Lender"), at its office 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as the holder of this Term Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of EIGHT MILLION AND 00/100 CENTS ($8,000,000.00) at such times as are specified in accordance with the provisions of that certain Term and Loan and Security Agreement dated as of March 12, 1997 between Lender and Borrower (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Loan Agreement").

         This Term Note is one of the Notes referred to in, was executed and delivered pursuant to, and evidences obligations of the Borrower under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the loan evidenced hereby is made and is to be repaid and for a statement of Lender's remedies upon the occurrence of an Event of Default (as defined therein). The Loan Agreement is incorporated herein by reference in its entirety. Capitalized terms used but not otherwise defined herein are used in this Term Note as defined in the Loan Agreement.

         Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at the rate from time to time applicable to the Term Loan as determined in accordance with the Loan Agreement.

         Interest on this Term Note shall be payable at the rates, at the times and from the dates specified in the Loan Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Loan Agreement.

         This Term Note is secured pursuant to the Loan Agreement and the Loan Documents referred to therein, and reference is made thereto for a statement of the terms and conditions of such security.

         Borrower hereby waives demand, presentment and protest and notice of demand, presentment, protest and nonpayment. Borrower also waives all rights to notice and hearing of any kind upon the occurrence and continuance of an Event of Default prior to the exercise by Lender of its right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.
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         In addition to, and not in limitation of, the foregoing and the provisions of the Loan Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and legal expenses, incurred by the holder of this Term Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS TERM NOTE SHALL BE DEEMED TO HAVE BEEN DELIVERED AND MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF ILLINOIS.

         This Term Note may not be changed, modified or terminated orally, but only by an agreement in writing. Whenever possible each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note. Whenever in this Term Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns and, in the case of Lender, any financial institutions to which it has sold or assigned all or any part of its commitment to make the Term Loan as permitted under the Loan Agreement. The provisions of this Term Note shall be binding upon and shall inure to the benefit of such permitted successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.




                                           PETRO-MARK CONVENIENCE STORES, INC.,
                                           a Colorado corporation



                                           By:
                                              ----------------------------------
                                           Name: Keith Holder
                                           Title:  President



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